3rd Quarter 2003

Analyst Conference

October 23, 2003

Exhibit 99.2

New York, NY

            Today’s discussion may include “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements relate to future events and
expectations and involve known and unknown risks and
uncertainties.  Alcoa’s actual results or actions may differ materially from those projected in the forward-looking
statements.  For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Alcoa’s Form 10-K for the year ended December 31, 2002, in addition to the
Quarterly Report on Form 10-Q for the quarter ended June 30,
2003 filed with the Securities and Exchange Commission.

Forward-Looking Statements

Richard B. Kelson

Executive VP and CFO

Continued improvement in safety performance

Income from continuing operations $0.33 per diluted
share up from $0.27 in the second quarter and $0.24
a year-ago

Gross Margin of 20.8%, highest in two years

SG&A down 12% sequentially to 5.7% of sales

Continued improvement in balance sheet with debt to
capitalization falling 160 bp to 38.8%

3rd Quarter Highlights

Disciplined capital spending, a 40% or $115 million
reduction from prior-year period

Cost savings of $23 million, remain solidly on track to
meet and exceed the $1.0 billion cost challenge

Divestiture of Assets held for Sale on track

Sale of Latin America PET packaging business recently
completed for $75 million

3rd Quarter Highlights (continued)

Rate (injuries per 200,000 hrs.)

Safety

LWD Incident Rate

      Continued strong performance in 3Q 2003

33 fewer
incidents
(annualized) in
2003 vs. 2002

* Reynolds, Howmet/Huck included beginning in 2002

** IVEX, Fairchild, and other 2002/2003 new acquisitions

0.15

0.14

0.075

0.09

0.11

0.81

0.77

0.75

0.46

0.49

0.46

0.36

0.23

0.16

0.99

0.18

0.11

0.18

0.15

0.0

0.2

0.4

0.6

0.8

1.0

1.2

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002*

1Q 03

2Q 03

3Q 03

2005

Milestone

Alcoa*

Including Acquisitions **

2005 Milestone

3rd Quarter 2003
Financial Overview

In Millions

3Q03

2Q03

Fav/(Unfav)

LME 3-Month Average ($/MT)

$1,420

$1,380

$40

Sales

$5,322

$5,485

($163)

Cost of Goods Sold

$4,213

$4,368

$155

% of Sales

79.2%

79.6%

0.4%

SG&A

$303

$345

$42

% of Sales

5.7%

6.3%

0.6%

Effective Tax Rate

21.6%

25.9%

4.3%

Minority Interests

$54

$75

$21

GAAP Net Income

$280

$216

$64

GAAP Income From Continuing

Operations

$283

$229

$54

Continued Progress on Debt Reduction

Nearly $1 billion debt reduction in last 6 months

Debt-to-capital reduced by 460 basis points to 38.8% from
43.4% at end of 1Q 2003

Continued disciplined capital spending, 33% or $282 million
year-over-year decline

$1 billion remains target for full year

460 Basis
Point
Reduction

300 Basis

Points

160 Basis

Points

43.4%

40.4%

38.8%

30%

35%

40%

45%

1Q03

2Q03

3Q03

Alignment:  Bauxite mining, alumina refining and chemicals production

Alumina & Chemicals

ATOI Performance:

3rd Party
Revenue

Intersegment
Revenue

Markets:

Current Business Conditions:

Stronger Australian $ would impact
margins

Spot prices continue high

Negatives

Positives

+27%

+22%

0

40

80

120

3Q02

4Q02

1Q03

2Q03

3Q03

$ Millions

58

60

62

64

66

LME Cent/Lb

ATOI

LME

Alignment:  3.9 million mt of smelting capacity, with 595 kmt currently idled*

Primary Metals

ATOI Performance:

3rd Party
Revenue

Intersegment
Revenue

Markets:

Current Business Conditions:

Alumar electrical outage impact split
evenly between 3Q and 4Q

Additional expense related to shutdown
at Intalco

LME on a 30 day lag basis is up $0.01
per pound

Negatives

Positives

-7%

+1%

* Includes recently announced Intalco curtailment of 90kmt, effective November 1st

120

140

160

180

3Q02

4Q02

1Q03

2Q03

3Q03

$ Millions

58

60

62

64

66

LME cents/lb

ATOI

LME

Alignment:  Aluminum sheet and plate for aerospace applications, rigid container sheet for beverage cans and mill products

Flat Rolled Products

ATOI Performance:

Packaging

Auto

Aero

Commercial
Vehicle

Building &
Construction

Distribution &
Other

Markets:

Current Business Conditions:

Seasonal slowdown in can sheet in 4Q

Soft economic conditions in Europe

Negatives

Positives

+5%

+28%

0

15

30

45

60

75

3Q02

4Q02

1Q03

2Q03

3Q03

$ Millions

Alignment:  Hard and soft alloy extrusions, aluminum forgings, Alcoa Fasteners &
Howmet products

Engineered Products

ATOI Performance:

Auto

Building &
Construction

Commercial
Vehicle

Distribution &
Other

IGT

Aero

Markets:

Current Business Conditions:

Continued pressure on IGT

Some seasonal weakening in residential
Building and Construction

Higher automotive volumes following
model year changeovers in 3Q

Negatives

Positives

+5%

+39%

-50

-25

0

25

50

3Q02

4Q02

1Q03

2Q03

3Q03

$ Millions

Alignment:  Reynolds consumer products, closures, flexible packaging, and packaging graphics design

Packaging & Consumer

ATOI Performance:

Consumer
Products

Closures

Markets:

Current Business Conditions:

Flexible Packaging
& Other

Seasonal weakness in Closures

Seasonal strength in Consumer
Products

Negatives

Positives

-8%

+6%

0

20

40

60

80

3Q02

4Q02

1Q03

2Q03

3Q03

$ Millions

Alignment:  Alcoa Fujikura, residential building products and automotive structures

Other

ATOI Performance:

Auto

Building &
Construction

Tele

Commercial
Vehicle

Markets:

Current Business Conditions:

Seasonal decline in residential building &
construction

Higher automotive volumes following
model year changeovers in 3Q

Negatives

Positives

-53%

0%

-40

-20

0

20

3Q02

4Q02

1Q03

2Q03

3Q03

$ Millions

We expect to surpass the $1
billion Cost Challenge

Quarterly Run Rate in Millions of dollars

Cost Savings on Track to Exceed $1
Billion Goal

1Q 01

2Q 01

3Q 01

4Q 01

1Q 02

2Q 02

3Q 02

4Q 02

2Q 03

1Q 03

2003

Goal

31

63

87

87

107

123

140

150

218

202

250

3Q 03

Update

241

$9m left to
achieve

Return on Capital Shows Improvement

All indicators are based on the Bloomberg ROC Methodology.

1Q 03 Quarter Annualized ROC excludes $47 million after-tax cumulative effect of accounting change due to  adoption of FAS 143.

6.4

7.0

7.8

15.5

15.5

14.3

13.8

4.3

3.9

3.9

4.2

4.7

0

5

10

15

20

3Q 02

4Q 02

1Q 03

2Q 03

3Q 03

Top Quintile S&P Industrials

Alcoa ROC

Alcoa Quarter Annualized

Divestiture and Technical Update

Divestiture Program

On track to realize proceeds of $750 million - $1 billion
from divestiture program by Q2 2004

Technical Update: Inert Anode

Completed testing (3 weeks) in a commercial pot room

Continued progress on technology necessary to ensure
commercial viability

Further work needs to be done to demonstrate anode life
targets and metal purity retention over long periods

Growth Initiatives Continue

  Alumina Brownfield Expansions

Nearing completion of Jamaica 250,000 MT expansion
($115m)

Announced Suralco 250,000 MT expansion ($65m total,
$36m Alcoa) to be completed by July 2005

Approved Pinjarra 600,000 MT expansion ($270m) to
be completed by 2005

  Aluminum

MOU covering long-term alumina supply agreement
and potential to acquire up to 26% stake in Alba

MOU for feasibility study in Brunei, 24 months starting
4Q 2003

Approved $83 million mine expansion at Rockdale, TX

Summary

We continue to execute upon our strategy:

Earnings and margin improvement

Cost savings – driven by ABS and focused cost
reduction

Balance sheet improvement

Continued cash generation through operations,
controlled capex and working capital reduction

Growth, technology and divestiture initiatives

Joseph C. Muscari

Executive Vice President

Group President - Asia and Latin
America

Key Messages

Latin America

Alcoa has attractive growth opportunities in Latin America

Strengthen and grow low-cost primary position

Focused downstream operations

The recent Aluminio transaction enabled Alcoa to take a
large step forward in executing its Latin America strategy

Asia

Alcoa remains positive about our growth plans in this
region

Especially in China

We are making steady progress on implementing major
projects

Alcoa’s Latin America Business

Bauxite Mine

Refinery

Chemicals

Smelter

Powder

Power

FRP

Extrusions

Closures

Flexibles

AFL

Brazil

Venezuela

Colombia

Peru

Chile

Argentina

MRN

Alumar

Poços

Itapissuma

Sorocaba

Utinga

Tubarão

Santiago

La Plata

Alreyven

Lima

Bogota

Alphaville

Valencia

Itaipava

Buenos Aires

Machadinho

Surinam

Guyana

Alcoa Strategy in Latin America (I)

Focused downstream operations:

FRP:

Focus on high-value thin foil markets and exports

Packaging:

Sell PET and Latasa

Closures business aligned globally with CSI

Extrusions:

Leverage low-cost base to grow exports

Focus on differentiated segments in the domestic market

Alcoa Strategy in Latin America (II)

Strengthen and grow our low-cost primary position

Alcoa’s primary assets in Latin America are among the
lowest cost in the system

Investments in low-cost hydroelectric power generation
assets will secure the position of our smelters over the
long-term

Securing additional power in the region will provide the
basis for growth of smelting capacity

We are pursuing opportunities to expand refining capacity
at Alumar, and to develop bauxite mining to support
further growth in refinery capacity

Source: CRU; Alcoa analysis

0

10

20

30

40

50

60

Production (million mt)

Pocos de
Caldos

Sao Luis

Brazil’s Low-cost Refineries

Global Average

(155 $/mt)

Full Operating
Cost

($/mt)

Global Refining Cost Curve - 2002

Operation

Capacity

(mt per year)

Sao Luis

718,000

Pocos de Caldas

300,000

Total

1,018,000

Brazil’s Low-cost Smelters

Pocos de

Caldas

Sao Luis

Source:  CRU; Alcoa Analysis

Full Operating
Cost

($/mt)

Production (million mt)

Global Smelting Cost Curve - 2002

Global Average

(1,095 $/mt)

0

5

10

15

20

25

Operation

Capacity

(mt per year)

Sao Luis

199,000

Pocos de Caldas

93,000

Total

292,000

Current pipeline of projects has attractive economics

Capital costs of ~$1,100/MW of assured power

Delivered cost of $8 - 10/MWh

Project financing

Plan for Energy Self-supply

Current demand

(582MW)

Santa Isabel

Machadinho

Alcoa’s Energy Supply and Demand

(MW)

Estreito

Pai Quere

Barra Grande

Serra do Facão

Operating

Under

Construction

In

Development

Other

Concessions

Other

Projects

Other

0

100

200

300

400

500

600

700

800

900

1000

Attractive Upstream Growth Opportunities
in Brazil

Mining:

Greenfield bauxite mine - Juruti

Refining:

Brownfield expansion at Alumar

Opportunities for further greenfield and brownfield
expansions

Smelting:

Brownfield expansion at Alumar

Additional greenfield smelters as we secure hydro power

All at attractive low investment cost

Alcoa is Actively Pursuing Growth in Asia

Asia is expected to comprise 55% of the worldwide Aluminum
consumption growth through 2010

Over 50% of Asia’s growth to occur in China

Participation in Asia offers tremendous opportunity for global players

Deficit today in many high-value products

Potential for very low-cost production

Alcoa has established an important presence in the region over many years

Alcoa is now pursuing an aggressive growth plan in Asia

Restructured can sheet joint venture with Kobe

Major Projects in China

Pingguo and Bohai

Global Sourcing

Growth in China’s Primary Capacity Had
Modest Impact on World Market

China’s primary metal supply has moved into slight export
surplus

Capacity expanded strongly

Largely due to expansion of existing facilities

Little impact from small high-cost capacity exiting

Growth of production was more subdued

Deficit of high-cost alumina

Regional electricity shortages

Environmental crackdown

China remains a net importer of aluminum

Scrap and semi-fabricated imports off-setting primary
exports

Demand growth reflects developing economic structure

China Remains a Net Importer of
Aluminum

Source:  CRU, China Customs

5.03

China Metal Balance - 2002

(M Tons)

3.0

3.5

4.0

4.5

5.0

Primary

Production

Net Primary

Export

Net Scrap

Import

Available for

Fabrication

Net Semi-Fab

Import

Semi-Fab

Consumption

China

Western Industrial

Consumption Reflects Developing
Economic Structure

Share (%) of Demand by Sector

China’s consumption of primary
aluminum has historically been
in sectors which reflect a
developing economy:

Building and construction to
support rapid urbanization

Power infrastructure

Manufacturing for domestic
market, with some exports

However, recent demand growth
by sector is more reflective of
industrialized economies:

Automotive

Packaging

Sources: Antaike; Alcoa analysis

0

10

20

30

40

Construction

Power

Packaging

Consumer

Goods

Manufacturing

Transportation

Alcoa Has A Significant Number of
Assets and Locations in China

Alcoa Locations in China: 2003

Other Alcoa locations

Flat Rolled Product Locations

Foil - Kunming

Foil - Shanghai

Sheet and Foil - Bohai

Closures - Tianjin

Headquarters

Beijing

Chemicals - Qingdao

Sales - Shanghai

Sales - Hong Kong

Primary – Pingguo(1)

(1)  JV still in process of formation

We Are Making Steady Progress on
Implementing Major Projects

Alcoa Shanghai Aluminum Products

Installation of a new line to expand foil production capacity by
7,000 mt is progressing well

Expect to start production at end of Q1 2004

Bohai

Agreed to form a new joint venture with CITIC on the existing
Bohai site

The new JV will install a multi-stand hot-mill, cold mill, foil mills and other finishing equipment

Will also operate the existing caster-based facility

Sheet and foil capacity will be 220,000mt

Hot-mill will start up in 2005

Pingguo

Good cooperation with Chalco in preparing for JV

Making progress towards securing power solution

Recap of Key Messages

Latin America

Competitive primary position in Latin America today

The region remains a focus for growth of our primary
business

Asia

Asia, especially China, is an important element of
Alcoa’s growth strategy

Established positions in China give Alcoa a good
understanding of the market

Well positioned to pursue aggressive growth plans

Strong partnerships with CITIC and Chalco

Opportunities must meet or exceed Alcoa’s
expectations for financial returns

For Additional Information, contact:

William F. Oplinger

Director, Investor Relations

Alcoa

390 Park Avenue

New York, N.Y. 10022-4608

Telephone:  (212) 836-2674

Facsimile:  (212) 836-2813

www.alcoa.com

Appendix

Income and EPS Information and
Reconciliation

In Millions

3Q 03

2Q 03

3Q 02

GAAP Net Income

$280

$216

$193

Discontinued Operations - operating

(income) loss

$3

-

$9

Discontinued Operations - Loss on

Divestitures

-

$13

-

GAAP Income from continuing operations

$283

$229

$202

Special Items (2):

Restructurings

$1

$12

$23

(Gain)/Loss on Divestitures

-

($10)

-

Income from Continuing Operations

excluding charges for restructurings and

divestitures (1)

$284

$231

$225

Income and EPS Information and
Reconciliation (Continued)

In Millions

3Q 03

2Q 03

3Q 02

GAAP Earnings per share

$0.33

$0.26

$0.23

Discontinued Operations - operating

(income) loss

-

-

$0.01

Discontinued Operations - Loss on

Divestitures

-

$0.01

-

GAAP Earnings per share from continuing

operations

$0.33

$0.27

$0.24

Special Items:

Restructurings

-

$0.01

$0.03

(Gain)/Loss on Divestitures

-

($0.01)

-

EPS from Continuing Operations

excluding charges for restructurings and

divestitures

$0.33

$0.27

$0.27

Avg. Shares Diluted Outstanding

859

847

847

Reconciliation of Return on Capital

Notes:

  Bloomberg Methodology calculates ROC based on the trailing 4 quarters.

  ** 1Q2003 Annualized Net Income excludes the cumulative effect of accounting change of $47m in the quarter, or
$188m annualized.

3Q 2003

2Q 2003

1Q 2003

Bloomberg

3Q 2003

Bloomberg

2Q 2003

Bloomberg

1Q 2003

In Millions

Methodology

Annualized

Methodology

Annualized

Methodology

Annualized

Net Income **

$424

$1,120

$346

$864

$353

$792

Minority Interest

$186

$216

$181

$300

$153

$236

Interest Expense (After-tax)

$255

$232

$266

$240

$263

$246

Numerator (Sum Total)

$865

$1,568

$793

$1,403

$769

$1,274

ST Borrowings

$160

$155

$153

$110

$147

$115

LT Borrowings

$8,011

$7,801

$7,942

$8,309

$7,896

$8,519

Preferred Equity

$55

$55

$55

$55

$55

$55

Minority Interest

$1,287

$1,398

$1,400

$1,443

$1,351

$1,332

Common Equity

$10,467

$10,698

$10,504

$10,181

$10,428

$9,950

Denominator (Sum Total)

$19,980

$20,107

$20,054

$20,098

$19,877

$19,971

ROC

4.3%

7.8%

3.9%

7.0%

3.9%

6.4%

(1) Alcoa believes that income from continuing operations excluding charges for restructurings and divestitures is a measure that should be presented in addition to income from continuing operations determined in accordance with GAAP. The following matters should be considered when evaluating this non-GAAP financial measure:

    --  Alcoa reviews the operating results of its businesses excluding the impacts of restructurings and divestitures.  Excluding the impacts of these charges can provide an additional basis of comparison. Management believes that these charges are unusual in nature, and would not be indicative of ongoing operating results. As a result, management believes these charges should be considered in order to compare past, current, and future periods.

    --  The economic impacts of the restructuring and divestiture charges are described in the footnotes to Alcoa's financial statements.
Generally speaking, charges associated with restructurings include cash and non-cash charges and are the result of employee layoff, plant consolidation of assets, or plant closure costs. These actions are taken in order to achieve a lower cost base for future operating results.

    --  Charges associated with divestitures principally represent adjustments to the carrying value of certain assets and liabilities and do not typically require a cash payment. These actions are taken primarily for strategic reasons as the company has decided not to participate in this portion of the portfolio of businesses.

    --  Alcoa's growth over the last five years, and the onset of the manufacturing recession led to the aforementioned charges in 2001 and 2002. Before the start of the current manufacturing recession, Alcoa last recorded charges associated with restructuring and divestitures in 1997.

    --  Restructuring and divestiture charges are typically material and are considered to be outside the normal operations of a business. Corporate management is responsible for making decisions about restructurings and divestitures.

    --  There can be no assurance that additional restructurings and divestitures will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both income from continuing operations determined under
GAAP as well as income from continuing operations excluding restructuring and divestiture charges.

(2) Special items totaled $15 of income for the second quarter before taxes and minority interests.  The amount is comprised of adjustments to the estimated proceeds on several businesses to be divested that resulted in net gains, and was offset by additional layoff charges primarily for businesses serving the aerospace and primary metals markets.  After tax and minority interests, special items amounted to a loss of $2 in the quarter.

Notes to Reconciliation